SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d)OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of Earliest Event Reported): April 15, 2003

                              PROGINET CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

DELAWARE                           0-28008                       11-3264929
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(State or Other          (Commission File Number)              (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)

      200 Garden City Plaza, Garden City, New York                    11530
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        (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's Telephone Number, Including Area Code: (516) 248-2000

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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On April 1, 2003, Proginet Corporation issued a press announcing that its Board of Directors authorized a 1,000,000 share repurchase program. The April 14, 2003 news release is incorporated herein by reference and is attached hereto an
Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     99.1       Press release dated April 14, 2003

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized .


                                        Proginet Corporation
                                        (Registrant)

Date: April 15, 2003                    By: /s/ KEVIN M. KELLY
                                            ---------------------------
                                        Name:  Kevin M. Kelly
                                        Title: President/Chief Executive Officer